UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2017

UBL Interactive, Inc.

(Exact Name of Registrant as Specified in Charter)

State of Incorporation: Delaware

(Commission File Number) 000-54955

(IRS Employer  Identification No.) 27-1077850

(Address of Principal Executive Offices) 28325 Utica Road, Roseville, Michigan 48066

Registrant’s telephone number, including area code: (321) 216-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03

In the matter of William Alessi v. UBL Interactive, Inc., case number 17 CvS 7847, in the General Court of Justice Superior Division, State of North Carolina, County of Mecklenburg,  Angela Collette was appointed Receiver of UBL Interactive, Inc. On August 8, 2017.

ITEM 9.01 - EXHIBITS

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2018

By: /s/ Angela Collette

Receiver of UBL Interactive, Inc.